SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 28, 2005

                            Colonial Commercial Corp.
               (Exact name of Registrant as Specified in Charter)

          NEW YORK                   1-6663                       11-2037182
          --------                   ------                       ----------
(State of other Jurisdiction    (Commission File                (IRS Employer
     of Incorporation)               Number)                 Identification No.)

                 120 NEW SOUTH ROAD, HICKSVILLE, NEW YORK 11801
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: 516-681-4647

                                       N/A
               ---------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Directors of the Company receive $2,000 director's fees per calendar quarter, plus $1,000 for each meeting of the Board, limited to $4,000 per annum.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 28, 2005, E. Bruce Fredrikson was elected to the Board of Directors. Mr. Fredrikson will also serve as the Chairman of the Audit Committee of the Company. He replaces Paul H. Hildebrandt who resigned as a director.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.                                 Description

   99.01                                    Press Release dated February 2, 2005
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2005

                                            COLONIAL COMMERCIAL CORP.


                                            By: /S/  BERNARD KORN
                                                -----------------
                                            Name: Bernard Korn
                                            Title: Chairman of the Board

EXHIBIT INDEX

Exhibit No.                                 Description

   99.01                                    Press Release dated February 2, 2005